                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ]   Confidential, for Use of Commission Only (as permitted by
      Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SCUDDER MUTUAL FUNDS, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

           ----------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                 IMPORTANT NEWS
                              FOR ALL SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                              QUESTIONS AND ANSWERS

What Is Happening?

Scudder Kemper Investments, Inc. ("SKI"), your fund's investment manager, has proposed a Research and Advisory Agreement between Scudder Gold Fund, SKI and Scudder Investments Australia, Ltd. ("SIAL"). SIAL is a wholly-owned subsidiary of SKI. The proposed agreement requires shareholder approval.

What issues am I being asked to vote on?

As described in the enclosed proxy statement, you are asked to approve the proposed Research and Advisory Agreement with SIAL, and an amended investment management agreement with SKI.

After reviewing the proposals, your fund's board has determined that these actions are in the best interest of the funds' shareholders. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

How would the agreement with SIAL benefit the fund?

The agreement would enable Scudder Gold Fund to take advantage of the extensive knowledge and experience within SIAL regarding the precious metals industry. Moreover, the Fund should benefit from having a sub-investment adviser (i.e., SIAL) in a country with a recognized resources capital markets base. This may provide an opportunity for enhanced investment performance by improving the quality and quantity of investment research provided to the Fund's portfolio managers. You will find more detailed information regarding SIAL and the proposal in the enclosed proxy statement.

Why is a new Investment Management Agreement being proposed?

The purpose of the new Investment Management Agreement is solely to allow for the appointment of SIAL as a sub-investment adviser to the Fund. The new agreement is identical to the agreement currently in place with the addition of provisions to allow SKI to retain sub-investment adviser(s) and new effective and termination dates. The current Investment Advisory Agreement is described in the enclosed proxy statement.

Would the proposed agreement with SIAL increase my fund's management fees or expenses?

No. SIAL would be paid by SKI directly out of the fees SKI receives from the Fund.

Whom should I call for additional information about this proxy statement?

Please call Shareholder Communications Corporation, your Fund's information agent, at 1-877-748-9122.

                           SCUDDER MUTUAL FUNDS, INC.
                                Scudder Gold Fund

                             Your Vote is Important

Dear Shareholder:

         The Board of Directors (the "Board") of Scudder Mutual Funds, Inc. (the "Company"), on behalf of its series, the Scudder Gold Fund (the "Fund"), has recently reviewed and unanimously endorsed a proposal to retain Scudder Investments Australia, Ltd. ("SIAL") as sub-investment adviser to the Fund. We are pleased to invite you to attend a special meeting of shareholders to consider approval of a Research and Advisory Agreement (the "Sub-Investment Management Agreement") between and among the Company, on behalf of the Fund, Scudder Kemper Investments, Inc., the Fund's investment adviser ("SKI"), and SIAL. SIAL is a wholly-owned subsidiary of SKI.

         The Board of the Company believes that the retention of SIAL is in the best interests of the Fund's shareholders and will enable the Fund to capitalize on SIAL's investment expertise. The Board believes that the Fund will benefit from the extensive knowledge and experience within SIAL regarding the precious metals industry. Moreover, the Board has determined that the Fund will benefit from having a sub-investment adviser (i.e., SIAL) in a country with a recognized resources capital markets base, and that consequently, the retention of SIAL will improve the quantity and quality of relevant research received by the Fund. The Board believes that this may provide the Fund with the opportunity for enhanced investment performance. As SIAL will be paid by SKI directly out of the fees received by SKI from the Fund, there will be no increase in the fees paid or expenses incurred by the Fund's shareholders.

         In connection with the proposed retention of SIAL, SKI has also proposed that its Investment Management Agreement with the Company, on behalf of the Fund, be amended to allow explicitly for the retention of SIAL by SKI. Any other business that may properly come before the Special Meeting will also be resolved.

         The costs associated with this proxy are being paid for by SKI and not by the Fund.

         The proposal will NOT result in any increase in the fees paid or expenses otherwise incurred by the shareholders.

         The Board members of your Fund believe that the proposals set forth above are important and recommend that you read the enclosed materials carefully and then vote for the proposals.

         Detailed information about the proposals may be found in the attached Proxy Statement. You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Fund at the close of business on December 21, 2000. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope. If you prefer, you can fax the proxy card to Shareholder Communication Corporation, the Fund's proxy solicitor, Attn: [INSERT], at 1-800-733-1885. Voting by fax will reduce the time and costs associated with the proxy solicitation.

         Whichever voting method you use, please read the full text of the proxy statement before you vote.

         If you have any questions regarding the proposals, please feel free to call 1-877-748-9122.

         It is important that your voting instructions be received promptly.

                                               Respectfully,


                                               Linda C. Coughlin

                                               President

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registra-tion on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

              Registration                         Valid Signatures
              ------------                         ----------------

              Corporate Accounts

              (1) ABC Corp..........................ABC Corp.
              (2) ABC Corp. ........................John Doe, Treasurer
              (3) ABC Corp.
                  c/o John Doe, Treasurer ..........John Doe
              (4) ABC Corp. Profit Sharing Plan ....John Doe, Trustee

              Trust Accounts

              (1) ABC Trust  .......................Jane B. Doe, Trustee
              (2) Jane B. Doe, Trustee
                  u/t/d 12/28/78 ...................Jane B. Doe

              Custodial or Estate Accounts

              (1) John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA ....John B. Smith
              (2) John B. Smith ....................John B. Smith, Jr., Executor

                           SCUDDER MUTUAL FUNDS, INC.
                                Scudder Gold Fund
                                 345 Park Avenue
                            New York, New York 10154


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                 March 14, 2001

Dear Shareholders:

         Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Scudder Gold Fund (the "Fund"), a series of Scudder Mutual Funds, Inc. (the "Company"), will be held on March, 14, 2001, at 4:00 p.m., Eastern Time, at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110 for the following purposes:

         Proposal I         To approve a Research and Advisory Agreement ("the
                            Sub-Investment Management Agreement") between and among the Company, on behalf of the Fund, Scudder
                            Kemper Investments, Inc., the Fund's investment adviser ("SKI"), and Scudder Investments Australia,
                            Ltd. ("SIAL").

         Proposal II        To approve the Amended and Restated Investment
                            Management Agreement (the "New Investment Management
                            Agreement") between the Company, on behalf of the Fund, and SKI.

         Proposal III       To transact such other business as may properly come
                            before the Special Meeting or any adjournment thereof.

         The Board of Directors of the Company unanimously recommends that the Fund's shareholders vote in favor of Proposals I and II.

         Holders of record shares of the Fund at the close of business on December 21, 2000 are entitled to vote at the Special Meeting and at any adjournment(s) thereof. As a convenience to shareholders, you can now vote in any of three ways:

         o By mail, with the enclosed proxy card(s);
         o By faxing the enclosed proxy card to Shareholder Communications Corporation, Attn: [INSERT], at 1-800-733-1885; or
         o In person at the Special Meeting.

         It is important that proxies be returned promptly.

         If you have any questions regarding the proposals, please feel free to call 1-877-748-9122.

                                             By Order of the Board of Directors,

                                             John Millette

                                             Vice President and Secretary

December __, 2000


         Your prompt attention to the enclosed proxy will help to avoid the expense of further solicitation.

                           SCUDDER MUTUAL FUNDS, INC.
                                Scudder Gold Fund
                                 345 Park Avenue
                            New York, New York 10154

                                -----------------

                                 PROXY STATEMENT

                                -----------------

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 14, 2001

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Scudder Mutual Funds, Inc. (the "Company"), on behalf of Scudder Gold Fund (the "Fund"), for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on March, 14, 2001, at 4:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Special Meeting").

         This Proxy Statement, Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about December 28, 2000 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to [INSERT]), in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

         The presence at any Special Meeting, in person or by proxy, of the holders of at least one-third of the shares entitled to be cast of the Fund shall be necessary and sufficient to constitute a quorum. In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of the proposals will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund ("Majority Vote"). "Majority Vote" for purposes of this proxy statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund should fail to approve the Sub-Investment Management Agreement or the New Investment Management Agreement, the Board shall consider appropriate action with respect to such non-approval of the Sub-Investment Management Agreement and/or the New Investment Management Agreement.

         Abstentions and broker non-votes will have the effect of votes "against" the proposal for purposes of tabulating votes necessary for each proposal's approval. As noted above, properly executed proxies in which no specification is made will be voted in favor of the proposal.

         The Company is an open-end investment company offering the shares of common stock of multiple series, one of which series reflects interests in the Fund. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of December 21, 2000 (the "Record Date"), the Fund had ___________ outstanding shares.

         The persons who owned more than 5% of the Fund's outstanding shares as of the Record Date, to the knowledge of the Company, are set forth in APPENDIX A hereto.

         The Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report, without charge, by calling 1-800-SCUDDER or by writing to Scudder P.O. Box 2291 Boston, MA 02107-2291.

                                   PROPOSAL I

           APPROVAL OF A SUB-INVESTMENT MANAGEMENT AGREEMENT WITH SIAL

Introduction

         The shareholders of the Fund will be asked at the Special Meeting to approve a Research and Advisory Agreement (the "Sub-Investment Management Agreement") between and among the Company, on behalf of the Fund, Scudder Kemper Investments, Inc., the Fund's investment adviser ("SKI"), and Scudder Investments Australia, Ltd. ("SIAL"). The Sub-Investment Management Agreement was unanimously approved by the Board of the Company, including all of the Directors who are not parties to the Sub-Investment Management Agreement or "interested persons" (as defined under the 1940 Act) of any such parties (the "Non-Interested Directors"), at a meeting held on November 13, 2000.

         At that meeting, SKI presented the Board with a proposal to retain SIAL, its wholly-owned subsidiary, to provide sub-investment advisory services with respect to the Fund. In light of the presentation by SKI regarding SIAL, the Board of the Company believes that the retention of SIAL is in the best interests of the Fund's shareholders as it will enable the Fund to capitalize on SIAL's investment expertise. The Board further believes that the Fund will benefit from the extensive knowledge and experience within SIAL regarding the precious metals industry. Moreover, the Board has determined that the Fund will benefit from having a sub-investment adviser (i.e., SIAL) in a country with a recognized resources capital markets base, and that consequently, the retention of SIAL will improve the quantity and quality of relevant research received by the Fund. The Board believes that this may provide the Fund with the opportunity for enhanced investment performance. As SIAL will be paid by SKI directly out of the fees received by SKI from the Fund under the New Investment Management Agreement (discussed below), there will be no increase in the fees paid or expenses incurred by the Fund's shareholders.

         The Sub-Investment Management Agreement as unanimously approved by the Board is now being submitted for approval by the shareholders of the Fund. If it is approved by a Majority Vote of the outstanding shares of the Fund, it will continue in effect until September 30, 2002, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Fund, and also, in either event, approval by a majority of the Non-Interested Directors at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund should fail to approve the Sub-Investment Management Agreement, the Board shall consider appropriate action with respect to such non-approval of the Sub-Investment Management Agreement.

         A form of the Sub-Investment Management Agreement is attached as APPENDIX B.

Board Evaluation and Recommendation

         In determining whether it was appropriate to approve the Sub-Investment Management Agreement and to recommend approval to shareholders, the Board of the Company, including the Non-Interested Directors, considered various matters and materials provided by each of SKI and SIAL. The Board considered, primarily, the benefits to the Fund of approving the Sub-Investment Management Agreement given the extensive knowledge and experience within SIAL regarding the precious metals industry, as well as SIAL's investment process. The Board also carefully considered that, given the increased complexity of the domestic and international precious metals markets, the retention of SIAL would expand the universe of issuers and countries from which investment opportunities can be sought. Moreover, the Board determined that the retention of a sub-investment adviser (i.e., SIAL) in a country with a recognized resources capital markets base will improve both the quantity and quality of relevant research, which in turn may provide the Fund with the opportunity for enhanced investment performance.

Description of Sub-Investment Management Agreement

         The Sub-Investment Management Agreement requires SIAL to furnish SKI with such information, investment recommendations, advice and assistance as SKI may from time to time reasonably request. In addition, for the benefit of the Fund, SIAL generally agrees to pay the fees and expenses of any directors or officers of the Company who are directors, officers or employees of SIAL or of any of SIAL's affiliates. Pursuant to the Sub-Investment Management Agreement, SKI has agreed to pay SIAL, as compensation for the services to be rendered by SIAL thereunder, a monthly fee which, on an annual basis, is equal to 0.35% per annum of the value of the Fund's average monthly net assets. SKI and SIAL have agreed that the services to be provided by SIAL to SKI are not to be deemed exclusive and SIAL is free to render similar services to others, provided that the nature and quality of services to be provided to the Fund pursuant to the Sub-Investment Management Agreement are not be adversely affected. The Sub-Investment Management Agreement will remain in effect for an initial period ending September 30, 2002.

         Darko Kuzmanovic and Nick Raffan of SIAL, each of whom is described in APPENDIX D, will provide portfolio management services with respect to the Fund.

Background Information Regarding the Fund

         The Company was organized on July 30, 1996. As you know, the Fund seeks maximum return (principal change and income) by investing at least 65% of total assets in common stock and other equities of U.S. and foreign gold-related companies and in gold coin and bullion.

         The Company has an underwriting agreement with Scudder Investor Services, a Massachusetts corporation located at Two International Place, Boston MA 02110, which is a subsidiary of SKI. The Company employs Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109, as custodian for the Fund. Scudder Service Corporation, located at P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of SKI, is the transfer and dividend paying agent for the Fund. Scudder Fund Accounting Corporation, a subsidiary of SKI, located at Two International Place, Boston, Massachusetts, 02110-4103, computes net asset value for the Fund.

         These service arrangements will not be affected by the proposed Sub-Investment Management Agreement with SIAL or the New Investment Management Agreement with SKI.

Additional Information About SIAL

         Please see APPENDIX D for information with respect to the name, address and principal occupations of the executive officer(s) and managing member(s) of SIAL. (No officers or directors of the Fund are affiliated with SIAL.)

                  The Board of Directors unanimously recommends
                        that you vote for this proposal.
                            * * * * * * * * * * * * *

                                   PROPOSAL II

           APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT WITH SKI

Introduction

         The shareholders of the Fund will also be asked at the Special Meeting to approve the Amended and Restated Investment Management Agreement between the Company, on behalf of the Fund, and SKI (the "New Investment Management Agreement"). The sole purpose of the New Investment Management Agreement is to allow explicitly for the appointment by SKI of SIAL as sub-investment adviser to the Fund.

Board Recommendation and Evaluation:

         On November 13, 2000, the Board of Directors of the Company unanimously voted to approve the New Investment Management Agreement and to recommend approval to the shareholders of the Fund. The Board believes that shareholders of the Fund will benefit from the proposed arrangement between and among the Fund, SKI and SIAL and that there will be no diminution in the services provided by SKI to the Fund. Moreover, the Fund's objectives, policies and strategy will not change as a result of this proposal. As noted above, the Board believes that the Fund will benefit from SIAL's extensive knowledge of and experience in the precious metals industry.

         The New Investment Management Agreement is substantively identical to the current Investment Management Agreement, except for the addition of certain provisions to allow SKI explicitly to retain sub-investment adviser(s) and new effective and termination dates. The fees payable by the Fund to SKI under the New Investment Management Agreement are the same as those currently payable under the current Investment Management Agreement. As SIAL will be paid by SKI directly out of the fees received by SKI from the Fund under the New Investment Management Agreement, there will be no increase in the fees paid or expenses incurred by the Fund's shareholders. SKI will continue to provide certain services to the Fund under the New Investment Management Agreement and will retain ultimate responsibility to the Fund and the Company for the services that are to be provided by SIAL.

Description of Current Investment Management Agreement

         SKI, located at 345 Park Avenue, New York, New York 10154, acts as investment adviser to the Fund. SKI is one of the largest and most experienced investment organizations world wide, managing, as of September 30, 2000 more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. SKI is a member of the Zurich Financial Services Group. As payment for its services as investment adviser, SKI receives a management fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets up to $500 million and 0.95% of that portion of the Fund's average daily net assets in excess of $500 million.

         Under the current Investment Management Agreement, SKI is required to provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Fund's Prospectus and Statement of Additional Information ("SAI"); the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations; subject always to policies and instructions adopted by the Company's Board of Directors. SKI is required to determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to its determinations and all in accordance with Fund policies as expressed in the Company's registration statement. In addition to such portfolio management, SKI also furnishes at its expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and SKI (or one or more of its affiliates) renders to the Company administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to the current Investment Management Agreement. Additionally, SKI pays the compensation and expenses of all Directors, officers and executive employees of the Company (including the Fund's share of payroll taxes) who are affiliated persons of SKI.

         The current Investment Management Agreement was initially approved by the Board of Directors on August 6, 1998, became effective September 7, 1998 and was approved at a shareholder meeting held on December 15, 1998. The current Investment Management Agreement was last approved by the Board of Directors on October 10, 2000 (when such agreement was amended and restated to reflect an additional management fee break point for the benefit of Fund shareholders).

         Regardless of whether the Sub-Investment Management Agreement or the New Investment Management Agreement is approved, SKI will continue to serve as investment adviser to the Fund under the current Investment Management Agreement although the Board will consider appropriate action if the Sub-Investment Management Agreement or the New Investment Management Agreement is not approved by the Fund's shareholders.

Description of New Investment Management Agreement

         The New Investment Management Agreement is substantively identical to the current Investment Management Agreement, except for the addition of certain provisions to allow SKI explicitly to retain SIAL as a sub-investment adviser to the Fund and new effective and termination dates. Please see APPENDIX C for a form of the New Investment Management Agreement.

         As is currently the case, the services of SKI under the New Investment Management Agreement are not exclusive. SKI has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect SKI's ability to perform its services under the New Investment Management Agreement. The New Investment Management Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by SKI upon 60 days' written notice to the Fund or with respect to the Fund, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to SKI.

         Under the New Investment Management Agreement, the fee for the period from the date of the New Advisory Agreement to the end of the quarter during which the New Advisory Agreement commences is prorated according to the proportion that such period bears to the full quarterly period. Upon the termination of the New Investment Management Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period.

         As described herein, the retention of SKI under the New Investment Management Agreement and SIAL under the Sub-Investment Management Agreement will not increase the fees or expenses otherwise incurred by the Fund's shareholders.

Additional Information About SKI

         Please see APPENDIX D for information with respect to (i) the name, address and principal occupations of the executive officer(s) and managing member(s) of SKI, (ii) other mutual funds advised by SKI with an investment objective similar to the investment objective of the Fund and (iii) the Fund's officers and directors who are affiliated with SKI.

                  The Board of Directors unanimously recommends
                        that you vote for this proposal.
                            * * * * * * * * * * * * *

                             ADDITIONAL INFORMATION

General

         The costs of the Special Meeting (estimated at $20,000, including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by SKI (and not by the Fund). The principal solicitation of proxies will be by the mailing of this proxy statement, but proxies may also be solicited by telephone and/or in person by representatives of the Fund and regular employees of SKI or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

         SKI has retained the services of Shareholder Communications Corporation (the "Agent") to assist in the solicitation of proxies. As the Special Meeting date approaches, shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

         In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail confirming his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone or by fax, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at 1-877-748-9122. Any proxy given by a shareholder, whether in writing, by telephone, by fax or by the Internet, is revocable.

Shareholder Proposals

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Business

         Management knows of no business to be presented to the Special Meeting other than the matters set forth in this proxy statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                            By Order of the Board of Directors,

                                            John Millette

                                            Vice President and Secretary

New York, New York
December __, 2000

         The Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to a shareholder upon request. Any such request should be directed to the Fund by calling 1-800-SCUDDER.

                                  [PROXY CARD]
                           SCUDDER MUTUAL FUNDS, INC.
                                Scudder Gold Fund

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint [INSERT], [INSERT] and [INSERT] each with the full power of substitution, as proxies for the undersigned to vote the shares of the Scudder Gold Fund (the "Fund"), a series of Scudder Mutual Funds, Inc. (the "Company"), as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on March 14, 2001, at 4:00 p.m., Eastern Time, at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated _______, 2000. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Date ___________, 2000

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

----------------------------

Signature(s) of Shareholder(s)

                                 [REVERSE SIDE]



       VOTE THIS CARD TODAY              THE BOARD OF DIRECTORS OF THE FUND
            BY FAX AT                UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS
         1-(888) 451-8683                            1 AND 2.

 This proxy, if properly executed,                         For  Against  Abstain
         will be voted in            1) To approve a Research and Advisory
    this manner directed by the         Agreement between and among the Company,
      undersigned shareholder.          on behalf of the Fund, Scudder Kemper
      IF NO DIRECTION IS MADE,          Investments, Inc., the Fund's investment
          THIS PROXY WILL               adviser ("SKI"), and Scudder Investments
           BE VOTED "FOR"               Australia, Ltd. ("SIAL").
            APPROVAL OF
         PROPOSALS 1 AND 2.                                For  Against  Abstain
                                     2) To approve the Amended and Restated
                                        Investment Management Agreement between
                                        the Company, on behalf of the Fund, and
                                        SKI.

                                     3) To transact such other business as may
                                        properly come before the Special Meeting or any adjournment thereof.

Please be sure to sign and date
this Proxy.                        Date


DETACH CARD

                                                                      APPENDIX A

                           Scudder Mutual Funds, Inc.
                                Scudder Gold Fund

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND

                                 [TO BE UPDATED]


                                     Number of                     Percent of
                                   Common Shares                  Common Shares
                                  Owned of Record                  Outstanding

Name and Address

[Name]                                                                       %
[Address]

[Name]                                                                       %
[Address]

[Name]                                                                       %
[Address]

* The Company does not believe that these entities are the beneficial owners of the Fund shares held by record by them.

                                                                      APPENDIX B

                     FORM OF RESEARCH AND ADVISORY AGREEMENT

                        Scudder Kemper Investments, Inc.
                                 345 Park Avenue
                            New York, New York 10154

                                                               ___________, 2001

Scudder Investments
Australia Limited
Level 42
AAP Centre
259 George Street
Sydney NSW 2000
Australia

         We have entered into an Investment Advisory, Management and Administration Agreement (the "Management Agreement") dated as of [date], as amended from time to time, with Scudder Mutual Funds, Inc., a Maryland corporation (the "Company"), pursuant to which we act as investment adviser to and manager of the Scudder Gold Fund a series of the Company (the "Fund"). A copy of the Management Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Company, we wish to avail ourselves of your investment advisory services. Accordingly, with the acceptance of the Company, we hereby agree with you as follows for the duration of this Agreement:

         1. You agree to furnish to us such information, investment recommendations, advice and assistance as we shall from time to time reasonably request. In addition, for the benefit of the Fund, you agree to pay the fees and expenses of any directors or officers of the Company who are directors, officers or employees of you , except that the Company shall bear travel expenses of one (but not more than one) director, officer or employee of you who is not a resident in the United States to the extent such expenses relate to his attendance as a director at meetings of the Board of Directors of the Company in the United States and shall also bear the travel expenses of any other director, officer or employee of you who is resident in the United States to the extent such expenses relate to his attendance as a director at meetings of the Board of Directors outside of the United States.

         2. We agree to pay in United States dollars to you, as compensation for the services to be rendered by you hereunder, a monthly fee which, on an annual basis, is equal to 0.35% per annum of the value of the Fund's average monthly net assets. In addition, we agree to pay you an amount equal to any Australian GST payable on any taxable supply you make to us in connection with this Agreement. For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each month; provided, however, that the fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to date of termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination and the fee for such period through the end of the month in which such proceeds are received shall be prorated according to the proportion which such period bears to a full monthly period. Each payment of a monthly fee shall be made by us to you within the fifteen days next following the day as of which such payment is so computed.

         The value of the net assets of the Fund shall be determined pursuant to applicable provisions of the Articles of Incorporation and By-laws of the Company.

         We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda, , reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We also agree to furnish you with current copies of the Fund's Prospectus and Statement of Additional Information, and all amendments and supplements thereto. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Company or the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

         We agree that your prior approval will be required with respect to of any references to you in any reports.

         3. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

         4. Your services to us are not to be deemed exclusive and you are free to render similar services to others, provided that the nature and quality of services to be provided to the Fund pursuant to Section 1 hereof.

         5. Nothing herein shall be construed as constituting you an agent of us or of the Company or the Fund.

         6. You represent and warrant that you are registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement.

         7. You shall not receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended (the "1940 Act").

         8. We and the Company agree that you may rely on information reasonably believed by you to be accurate and reliable. We and the Company further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement.

         9. This Agreement shall remain in effect until September 30, 2002 and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Company's Board of Directors who are not interested persons of the Company, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Company's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Company's Board of Directors or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 11 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Company, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Management Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

         10. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Company's Board of Directors who are not interested persons of the Company, you or us, cast in person at a meeting called for the purpose of voting on such approval.

         11. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

          Addressed

               If to Scudder Kemper Investments, Inc., to:

                      Scudder Kemper Investments, Inc.
                      345 Park Avenue
                      New York, NY 10154

                      Attention: President
                         (Facsimile No. 212-319-7813)

               If to Scudder Investments Australia Limited, to:

                      Level 42
                      AAP Centre
                      259 George Street
                      Sydney NSW 2000
                      Australia

                      Attention: Darko Kuzmanovic
                      Nick Raffan
                      Copy: Michael Kenyon

                           (Facsimile No. (612) 9995 3444)
or to such other address as to which the recipient shall have informed the other party.

         Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

         12. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                                Very truly yours,

                                                SCUDDER KEMPER INVESTMENTS, INC.


                                                By   ___________________________
                                                        Kathryn L. Quirk
                                                        Managing Director



The foregoing agreement is hereby accepted as of the date first above written.

                                                SCUDDER INVESTMENTS
                                                   AUSTRALIA LIMITED
                                                   ABN 52 074 599 401



                                                By  ____________________________
                                                        Chairman
Accepted:

SCUDDER MUTUAL FUNDS, INC
ON BEHALF OF SCUDDER GOLD FUND, A SERIES THEREOF



By  _________________________________
    John Millette
    Vice President

                                                                      APPENDIX C

                     FORM OF NEW ADVISORY AGREEMENT WITH SKI

                           SCUDDER MUTUAL FUNDS, INC.
                                 345 Park Avenue
                            New York, New York 10154

                                                      Amended and restated as of
                                                            ______________, 2001

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York  10154

                              Amended and Restated
                         Investment Management Agreement
                                Scudder Gold Fund

Ladies and Gentlemen:

         Scudder Mutual Funds, Inc. (the "Corporation") has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Corporation's Articles of Incorporation, as amended from time-to-time (the "Articles"), the Board of Directors may divide the Corporation's shares of capital stock, par value $0.01 per share, (the "Shares") into separate series, or funds, including Scudder Gold Fund (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Directors.

         The Corporation, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, a more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Corporation on behalf of the Fund agrees with you as follows:

         1. Delivery of Documents. The Corporation engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Corporation's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Corporation under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Corporation. The Corporation has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Corporation and the Fund:

(a) The Articles dated September 5, 1996, as amended to date.

(b) By-Laws of the Corporation as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Directors of the Corporation and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

         The Corporation will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

         2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens & Clark, Inc." trademarks (together, the "Scudder Marks"), you hereby grant the Corporation a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Corporation's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Corporation's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you or any organization which shall have succeeded to your business as investment manager ("your Successor") and the Corporation, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Corporation agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Corporation's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Corporation shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Corporation further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of duality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Corporation rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Corporation shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Corporation as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your Successor) and the Corporation, or you no longer are a licensee of the Scudder Marks, the Corporation shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or your Successor) or the Trademark Owner. In no event shall the Corporation use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your Successor) and the Fund is terminated.

         3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Corporation's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Corporation or counsel to you. You shall also make available to the Corporation promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Corporation in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Corporation are being conducted in a manner consistent with applicable laws and regulations.

         You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

         You shall furnish to the Corporation's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Corporation's officers or Board of Directors shall reasonably request.

         4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Corporation administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Corporation's Board of Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange

Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Corporation as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Corporation's Board of Directors. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

         5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Directors, officers and executive employees of the Corporation (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Corporation, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

         You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Directors and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Corporation; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Corporation business) of Directors, officers and employees of the Corporation who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Corporation; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Corporation who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

         You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Corporation on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

         6. In connection with the rendering of services required under paragraphs 3, 4 and 5, the Fund and you have entered into an agreement dated __________, 2001 with Scudder Investments Australia Limited to furnish investment advisory services to you pursuant to such agreement. You may also contract with or consult with such banks, other securities firms or other parties in Australia or elsewhere as you may deem appropriate to obtain information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters, and clerical and accounting services and other assistance, but any fee, compensation or expenses to be paid to any such parties shall be paid by you, and no obligation shall be incurred on the Fund's behalf in any such respect.

         7. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the Corporation on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $500 million, the fee payable for that month based on the portion of the average of such values in excess of $500 million shall be 1/12 of 0.95 of 1 percent of such portion over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

         The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

         You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

         8 Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

         Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Corporation. Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

         9. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Corporation agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Corporation, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

         10. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 2001, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

         This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Corporation's Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to the Corporation. This Agreement shall terminate automatically in the event of its assignment.

         11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

         12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

         This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

         This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Corporation on behalf of the Fund.

         If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Corporation, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                                Yours very truly,

                                                SCUDDER MUTUAL FUNDS, INC., on
                                                behalf of Scudder Gold Fund

                                                By: ____________________________
                                                        John Millette
                                                        Vice President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                                SCUDDER KEMPER INVESTMENTS, INC.



                                                By: ____________________________
                                                        Kathryn L. Quirk
                                                        Managing Director

                                                                      APPENDIX D

                    ADDITIONAL INFORMATION ABOUT SIAL AND SKI

         SIAL. The following chart sets forth information with respect to name, address and principal occupations of the executive officer(s) and managing member(s) of SIAL. (Unless otherwise noted, the person's position at SIAL constitutes his/her principal occupation.) [TO BE UPDATED]

-------------------------------- -----------------------------------------------
        Name and Address           Position with SIAL and Principal Occupation
-------------------------------- -----------------------------------------------
Paul L. Bolinowsky               Director
AAP Centre Level 42
259 George Street
Sydney, Australia
NSW 2000

-------------------------------- -----------------------------------------------
Michael J.H. Kenyon              Chief Investment Officer, Director
AAP Centre Level 42
259 George Street
Sydney, Australia
NSW 2000

-------------------------------- -----------------------------------------------
Malcolm M. Jones                 Director
AAP Centre Level 42
259 George Street
Sydney, Australia
NSW 2000

-------------------------------- -----------------------------------------------
James T. Dominguez               Chairman
AAP Centre Level 42
259 George Street
Sydney, Australia
NSW 2000

-------------------------------- -----------------------------------------------
Michael McLeod                   Director
AAP Centre Level 42
259 George Street
Sydney, Australia
NSW 2000

-------------------------------- -----------------------------------------------
Sam Kavourakis                   Director
AAP Centre Level 42
259 George Street
Sydney, Australia
NSW 2000

-------------------------------- -----------------------------------------------
Gregory B. Ballard               Chief Financial Officer
AAP Centre Level 42
259 George Street
Sydney, Australia
NSW 2000

-------------------------------- -----------------------------------------------

-------------------------------- -----------------------------------------------
        Name and Address           Position with SIAL and Principal Occupation
-------------------------------- -----------------------------------------------
Terrence D. McKinn               Chief Compliance Officer
AAP Centre Level 42
259 George Street
Sydney, Australia
NSW 2000

-------------------------------- -----------------------------------------------

         SKI. The following chart sets forth information with respect to name, address and principal occupations of the executive officer(s) and managing member(s) of SKI. (Unless otherwise noted, the person's position at SKI constitutes his/her principal occupation.) [TO BE UPDATED]

-------------------------------- -----------------------------------------------
        Name and Address           Position with SIAL and Principal Occupation
-------------------------------- -----------------------------------------------
Edmond D. Villani                Director, President and Chief Executive Officer
Zurich Financial Services,       of SKI.
Mythenquai-2, P.O. Box CH-8022,  Member Group Management Board.
Zurich, Switzerland

-------------------------------- -----------------------------------------------
Rolf Franz Huppi                 Chairman of the Board of SKI.
Zurich Financial Services,       Chairman of the Board and Chief Executive
Mythenquai-2, P.O. Box CH-8022,  Officer, Zurich Financial Services; Chairman of
Zurich, Switzerland              the Board, Zurich Allied AG, Zurich,
                                 Switzerland; Deputy Chairman of the Board,
                                 Allied Zurich p.l.c., London England.

-------------------------------- -----------------------------------------------
Lynn S. Birdsong                 Director and Vice President of SKI.
345 Park Avenue
New York, New York 10154

-------------------------------- -----------------------------------------------
Farhan Sharaff                   Chief Investment Officer of SKI.
345 Park Avenue
New York, New York 10154

-------------------------------- -----------------------------------------------
Laurence W. Cheng                Director of SKI.
345 Park Avenue
New York, New York 10154

-------------------------------- -----------------------------------------------
Kathryn L. Quirk                 Secretary, Chief Legal Officer and Chief
345 Park Avenue                  Compliance Officer of SKI.
New York, New York 10154

-------------------------------- -----------------------------------------------
Gunther Rose                     Director of SKI.
Zurich Financial Services,       CFO and Member Group Executive Board, Zurich
Mythenquai-2, P.O. Box CH-8022,  Financial Services; Director and CEO/ Branch
Zurich, Switzerland              Officers, Zurich Life Insurance Company.

-------------------------------- -----------------------------------------------
William H. Bolinder              Director of SKI.
Zurich Financial Services,       Member Group Executive Board, Zurich Financial
Mythenquai-2, P.O. Box CH-8022,  Services; Chairman, Zurich-American Insurance
Zurich, Switzerland              Company, Zurich Towers, 1400 American Lane,
                                 Scaumburg, IL.

-------------------------------- -----------------------------------------------
Nicholas Bratt                   Director of SKI.
345 Park Avenue
New York, New York 10154

-------------------------------- -----------------------------------------------
Robert Allan Rudell              Chief Operations Officer of SKI.
345 Park Avenue
New York, New York 10154

-------------------------------- -----------------------------------------------

-------------------------------- -----------------------------------------------
        Name and Address           Position with SIAL and Principal Occupation
-------------------------------- -----------------------------------------------
Harold D. Kahn                   Chief Financial Officer and Treasurer of SKI.
345 Park Avenue
New York, New York 10154

-------------------------------- -----------------------------------------------

         The following chart sets forth information with respect the Fund's officers and directors who are affiliated with either SKI.

-------------------------------- -----------------------------------------------
        Name and Address           Position with SIAL and Principal Occupation
-------------------------------- -----------------------------------------------
Linda C. Coughlin                President of the Fund
Two International Place          Managing Director of SKI.
Boston, MA 02110

-------------------------------- -----------------------------------------------
Thomas V. Bruns                  Vice-President of the Fund
222 South Riverside Plaza        Managing Director and Assistant Secretary of
Chicago, IL 60606                SKI.

-------------------------------- -----------------------------------------------
William F. Glavin                Vice President of the Fund
Two International Place          Managing Director of SKI.
Boston, MA 02110

-------------------------------- -----------------------------------------------
James E. Masur                   Vice President of the Fund
Two International Place          Senior Vice President of SKI.
Boston, MA 02110

-------------------------------- -----------------------------------------------
Howard Schneider                 Vice President of the Fund.
Two International Place          Managing Director of SKI.
Boston, MA 02110

-------------------------------- -----------------------------------------------
Kathryn L. Quirk                 Vice President and Assistant Secretary of the
345 Park Avenue                  Fund
New York, New York 10154         Managing Director of SKI.

-------------------------------- -----------------------------------------------
Joann M. Barry                   Vice President of the Fund
222 South Riverside Plaza        Senior Vice President of SKI.
Chicago, IL 60606

-------------------------------- -----------------------------------------------
John Millette                    Vice President and Secretary of the Fund
Two International Place          Vice President of SKI.
Boston, MA 02110

-------------------------------- -----------------------------------------------
John Hebble                      Treasurer of the Fund
Two International Place          Senior Vice President of SKI.
Boston, MA 02110

-------------------------------- -----------------------------------------------
Brenda Lyons                     Assistant Treasurer of the Fund
Two International Place          Senior Vice President of SKI.
Boston, MA 02110

-------------------------------- -----------------------------------------------
Caroline Pearson                 Assistant Secretary of the Fund
Two International Place          Senior Vice President of SKI.
Boston, MA 02110

-------------------------------- -----------------------------------------------

         The following chart sets forth information with respect to other mutual funds advised by SKI with an investment objective similar to the investment objective of the Fund.

------------------- -------------------------- ------------------ --------------
                                                                      Rate of
                                                                    Compensation
                                                                      as % of
                                                                    Average Net
       Fund            Investment Objective       Size of Fund*       Assets
------------------- -------------------------- ------------------ --------------
[Name of Fund]                                       $_____            0.__%

------------------- -------------------------- ------------------ --------------
[Name of Fund]                                       $_____            0.__%

------------------- -------------------------- ------------------ --------------
[Name of Fund]                                       $_____            0.__%

------------------- -------------------------- ------------------ --------------
* Represents the total assets of the Fund managed by SKI of _______, 2000.